Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

March 31, 2009

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of March 31, 2009	8
Leasing Activity	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	16
Future Scheduled Principal Payments	17
Senior Unsecured Notes Financial Covenants	17

Investor Information	18

Geographic Diversification

As of March 31, 2009
State	# of Centers	GLA	% of GLA
South Carolina	4	1,569,268	17%
Georgia	3	826,643	9%
New York	1	729,315	8%
Pennsylvania	2	625,677	7%
Texas	2	619,806	7%
Delaware	1	568,868	6%
Alabama	1	557,185	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	4%
Missouri	1	302,992	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	31	9,217,939	100%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 3/31/09	% Occupied 3/31/09	% Occupied 12/31/08	% Occupied 9/30/008	% Occupied 6/30/08	% Occupied 3/31/08
Riverhead, NY	729,315	97%	98%	99%	99%	94%
Rehoboth, DE	568,868	97%	100%	100%	99%	97%
Foley, AL	557,185	91%	93%	94%	93%	94%
San Marcos, TX	442,006	97%	99%	99%	97%	96%
Myrtle Beach Hwy 501, SC	426,417	86%	92%	92%	96%	94%
Sevierville, TN	419,038	98%	100%	100%	100%	99%
Myrtle Beach Hwy 17, SC (2)	402,442	97%	100%	100%	99%	100%
Hilton Head, SC	388,094	85%	88%	88%	88%	87%
Washington, PA	370,525	82%	85%	86%	n/a	n/a
Charleston, SC	352,315	91%	97%	95%	95%	94%
Commerce II, GA	347,025	93%	96%	98%	98%	98%
Howell, MI	324,631	94%	98%	97%	97%	93%
Branson, MO	302,992	98%	100%	100%	98%	93%
Park City, UT	298,379	99%	100%	98%	92%	93%
Locust Grove, GA	293,868	95%	99%	100%	100%	96%
Westbrook, CT	291,051	94%	99%	99%	99%	98%
Gonzales, LA	282,403	99%	100%	100%	100%	99%
Williamsburg, IA	277,230	91%	99%	100%	99%	99%
Lincoln City, OR	270,280	94%	98%	100%	99%	98%
Tuscola, IL	256,514	78%	83%	80%	82%	84%
Lancaster, PA	255,152	97%	100%	100%	98%	100%
Tilton, NH	245,563	96%	100%	100%	100%	100%
Fort Myers, FL	198,950	95%	96%	92%	93%	98%
Commerce I, GA	185,750	58%	74%	72%	72%	76%
Terrell, TX	177,800	94%	100%	100%	100%	100%
Barstow, CA	171,300	100%	100%	100%	99%	100%
West Branch, MI	112,120	96%	100%	100%	100%	100%
Blowing Rock, NC	104,235	100%	100%	100%	100%	98%
Nags Head, NC	82,178	97%	97%	100%	100%	100%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	94%
Total	9,217,939	94% (1)	97% (1) (2)	97% (1) (2)	96% (2)	95% (2)

Unconsolidated joint ventures
Deer Park, NY (3)	684,952	78%	78%	n/a	n/a	n/a
Wisconsin Dells, WI	264,929	97%	100%	99%	100%	100%

(1)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.
(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.

(3)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Portfolio Occupancy at the End of Each Period (1)

03/09    12/08    09/08     06/08    03/08     12/07    09/07    06/07    03/07
94%    97%    97%     96%     95%     98%     97%   97%      95%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned

(3)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of March 31, 2009
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	73	776,531	8.4%
Phillips-Van Heusen	90	431,598	4.7%
VF Outlet, Inc	33	308,298	3.3%
Nike	25	308,060	3.3%
Adidas	34	294,134	3.2%
Liz Claiborne	34	269,210	2.9%
Dress Barn, Inc.	38	259,851	2.8%
Carter’s	47	229,505	2.5%
Jones Retail Corporation	75	209,532	2.3%
Polo Ralph Lauren	23	197,669	2.2%
Total of All Listed Above	472	3,284,388	35.6%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Lease Expirations as of March 31, 2009

Percentage of Total Gross Leasable Area (1)

2009     2010     2011     2012        2013    2014    2015    2016       2017       2018      2019+
6.00%    17.00%    18.00%    18.00%    18.00%    9.00%      2.00%      2.00%    3.00%    4.00%    3.00%

Percentage of Total Annualized Base Rent (1)

2009     2010     2011     2012        2013    2014    2015    2016       2017       2018      2019+
6.00%    16.00%    16.00%    17.00%    19.00%    8.00%      2.00%      3.00%    4.00%    5.00%    4.00%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Leasing Activity (1)
	03/31/09	06/30/09	09/30/09	12/31/09	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	51				51	73
Gross leasable area	188,153				188,153	279,014
New initial base rent per square foot	$24.75				$24.75	$23.03
Prior expiring base rent per square foot	$18.74				$18.74	$17.67
Percent increase	32.0%				32.0%	30.4%

New straight line base rent per square foot	$26.09				$26.09	$24.41
Prior straight line base rent per square foot	$18.31				$18.31	$17.23
Percent increase	42.4%				42.4%	41.7%

Renewed Space:
Number of leases	162				162	166
Gross leasable area	806,051				806,051	800,197
New initial base rent per square foot	$18.05				$18.05	$19.37
Prior expiring base rent per square foot	$16.20				$16.20	$16.94
Percent increase	11.4%				11.4%	14.3%

New straight line base rent per square foot	$18.42				$18.42	$20.04
Prior straight line base rent per square foot	$16.08				$16.08	$16.99
Percent increase	14.5%				14.5%	17.9%

Total Re-tenanted and Renewed Space:
Number of leases	213				213	239
Gross leasable area	994,204				994,204	1,079,211
New initial base rent per square foot	$19.32				$19.32	$20.32
Prior expiring base rent per square foot	$16.68				$16.68	$17.13
Percent increase	15.8%				15.8%	18.6%

New straight line base rent per square foot	$19.87				$19.87	$21.17
Prior straight line base rent per square foot	$16.50				$16.50	$17.05
Percent increase	20.4%				20.4%	24.1%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,699 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest in through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Assets
Rental property
Land	$135,710	$135,689	$135,688	$130,077	$130,077
Buildings	1,348,211	1,260,243	1,233,906	1,130,536	1,127,956
Construction in progress	4,805	3,823	16,377	90,614	53,173
Total rental property	1,488,726	1,399,755	1,385,971	1,351,227	1,311,206
Accumulated depreciation	(374,541)	(359,301)	(345,577)	(333,995)	(323,520)
Total rental property – net	1,114,185	1,040,454	1,040,394	1,017,232	987,686
Cash & cash equivalents	3,101	4,977	3,753	1,088	2,302
Investments in unconsolidated joint ventures	9,773	9,496	12,184	11,703	9,225
Deferred charges – net	48,294	37,750	39,644	41,593	42,056
Other assets	34,010	29,248	28,811	28,097	31,698
Total assets	$1,209,363	$1,121,925	$1,124,786	$1,099,713	$1,072,967
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$391,133	$390,363	$389,605	$388,858	$388,123
Unsecured term loan	235,000	235,000	235,000	235,000	---
Mortgages payable, including discount/(premium)	34,634	---	---	---	172,121
Unsecured lines of credit	188,400	161,500	149,500	128,300	156,900
Total debt	849,167	786,863	774,105	752,158	717,144
Construction trade payables	9,070	11,968	22,840	28,393	23,780
Accounts payable & accruals	27,777	26,277	30,789	22,453	24,629
Other liabilities	33,868	30,914	15,784	12,378	29,574
Total liabilities	919,882	856,022	843,518	815,382	795,127
Equity
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	319	317	317	316	315
Paid in capital	372,762	371,190	369,999	368,034	365,535
Distributions in excess of net income	(184,349)	(201,679)	(197,140)	(193,441)	(180,795)
Accum. other comprehensive income (loss)	(8,533)	(9,617)	(73)	725	(14,938)
Total shareholders’ equity	255,199	235,211	248,103	250,634	245,117
Non-controlling interest	34,282	30,692	33,165	33,697	32,723
Total Equity	289,481	265,903	281,268	284,331	277,840
Total liabilities and equity	$1,209,363	$1,121,925	$1,124,786	$1,099,713	$1,072,967

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	03/09	12/08	09/08	06/08	03/08	03/09	03/08
Revenues
Base rentals	$ 42,927	$ 42,694	$ 40,519	$ 38,623	$ 37,232	$ 42,927	$ 37,232
Percentage rentals	1,308	2,949	1,811	1,120	1,178	1,308	1,178
Expense reimbursements	19,219	20,557	18,277	15,692	17,478	19,219	17,478
Other income	1,704	2,137	2,166	1,570	1,388	1,704	1,388
Total revenues	65,158	68,337	62,773	57,005	57,276	65,158	57,276
Expenses
Property operating	21,748	21,139	20,091	17,525	19,219	21,748	19,219
General & administrative	5,935	5,099	6,217	5,677	5,271	5,935	5,271
Depreciation & amortization	20,397	16,736	15,320	14,690	15,583	20,397	15,583
Abandoned due diligence costs	---	3,336	587	---	---	---	---
Total expenses	48,080	46,310	42,215	37,892	40,073	48,080	40,073
Operating income	17,078	22,027	20,558	19,113	17,203	17,078	17,203
Interest expense	11,210	10,972	9,811	10,143	10,199	11,210	10,199
Loss on settlement of US treasury rate locks	---	---	---	8,910	---	---	---
Income before equity in earnings (loss) of unconsolidated joint ventures and gain on fair value measurement of previously held interest in acquired joint venture	5,868	11,055	10,747	60	7,004	5,868	7,004
Equity in earnings (loss) of unconsolidated joint ventures	(897)	(696)	596	558	394	(897)	394
Income from continuing operations	4,971	10,359	11,343	618	7,398	4,971	7,398
Gain on fair value measurement of previously held interest in acquired joint venture	31,497	---	---	---	---	31,497	---
Net income	36,468	10,359	11,343	618	7,398	36,468	7,398
Less applicable preferred share dividends	(1,406)	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)
Non-controlling interest	(5,698)	(1,459)	(1,621)	129	(981)	(5,698)	(981)
Allocation to participating securities	(437)	(195)	(195)	(195)	(139)	(437)	(139)
Net income (loss) available to common shareholders	$ 28,927	$ 7,299	$ 8,121	$ (855)	$ 4,872	$ 28,927	$ 4,872
Basic earnings per common share:
Income (loss) from continuing operations	$ .93	$ .23	$ .26	$ (.03)	$ .16	$ .93	$ .16
Net income (loss)	$ .93	$ .23	$ .26	$ (.03)	$ .16	$ .93	$ .16
Diluted earnings per common share:
Income (loss) from continuing operations	$ .92	$ .23	$ .26	$ (.03)	$ .16	$ .92	$ .16
Net income (loss)	$ .92	$ .23	$ .26	$ (.03)	$ .16	$ .92	$ .16
Weighted average common shares:
Basic	31,269	31,160	31,129	31,068	30,979	31,269	30,979
Diluted	31,350	31,258	31,739	31,446	31,240	31,350	31,240

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	03/09	12/08	09/08	06/08	03/08	03/09	03/08
Funds from operations:
Net income	$ 36,468	$ 10,359	$ 11,343	$ 618	$ 7,398	$ 36,468	$ 7,398
Adjusted for -
Depreciation and amortization uniquely significant to real estate – wholly-owned	20,278	16,630	15,219	14,608	15,508	20,278	15,508
Depreciation and amortization uniquely significant to real estate – joint ventures	1,166	1,227	635	651	652	1,166	652
(Gain) on fair value measurement of previously held interest in acquired joint venture	(31,497)	--	--	--	--	(31,497)	--
Funds from operations	26,415	28,216	27,197	15,877	23,558	26,415	23,558
Preferred share dividends	(1,406)	(1,406)	(1,406)	(1,407)	(1,406)	(1,406)	(1,406)
Allocation to participating securities	(306)	(361)	(349)	(197)	(246)	(306)	(246)
Funds from operations available to common shareholders	$ 24,703	$ 26,449	$ 25,442	$ 14,273	$ 21,906	$ 24,703	$ 21,906

Funds from operations per share	$.66	$.71	$.67	$ .38	$ .59	$ .66	$ .59
Funds available for distribution to common shareholders:
Funds from operations	$ 24,703	$ 26,449	$ 25,442	$ 14,273	$ 21,906	$ 24,703	$ 21,906
Adjusted for -
Corporate depreciation excluded above	119	106	101	82	75	119	75
Amortization of finance costs	465	474	444	352	361	465	361
Amortization of net debt discount premium	1,070	758	747	297	117	1,070	117
Loss on termination of US treasury lock derivatives	--	--	--	8,910	--	--	--
Amortization of share compensation	1,297	1,368	1,404	1,396	1,224	1,297	1,224
Straight line rent adjustment	(777)	(499)	(822)	(1,085)	(789)	(777)	(789)
Market rent adjustment	78	(128)	(135)	(198)	105	78	105
2nd generation tenant allowances	(2,371)	(3,042)	(3,088)	(2,701)	(4,177)	(2,371)	(4,177)
Capital improvements	(2,761)	(6,736)	(12,062)	(9,500)	(2,549)	(2,761)	(2,549)
Funds available for distribution	$ 21,823	$ 18,750	$ 12,031	$ 11,826	$ 16,273	$ 21,823	$ 16,273
Funds available for distribution per share	$ .58	$ .50	$ .32	$ .31	$ .44	$ .58	$ .44
Dividends paid per share	$ .38	$ .38	$ .38	$ .38	$ .36	$ .38	$ .36

FFO payout ratio	58%	54%	57%	100%	61%	58%	61%
FAD payout ratio	66%	76%	119%	123%	82%	66%	82%
Diluted weighted average common shs.	37,417	37,324	37,806	37,512	37,307	37,417	37,307

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	Tanger’s Share as of 3/31/09
Assets
Investment properties at cost – net	$288,951	$323,546	$72,118	$73,033	$70,541	$101,947
Construction in progress	---	---	226,031	181,246	134,756	---
Cash and cash equivalents	13,195	5,359	4,104	3,896	2,708	4,823
Deferred charges – net	6,307	7,025	6,041	6,184	2,157	2,185
Other assets	4,399	6,324	7,853	7,894	8,613	1,565
Total assets	$312,852	$342,254	$316,147	$272,253	$218,775	$110,520

Liabilities & Owners’ Equity
Mortgage payable	$288,169	$303,419	$259,789	$215,028	$173,249	$100,265
Construction trade payables	3,356	13,641	26,750	28,129	20,736	1,152
Accounts payable & other liabilities	6,998	9,479	6,845	7,117	9,281	2,441
Total liabilities	298,523	326,539	293,384	250,274	203,266	103,858
Owners’ equity	14,329	15,715	22,763	21,979	15,509	6,662
Total liabilities & owners’ equity	$312,852	$342,254	$316,147	$272,253	$218,775	$110,520

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/09	12/08	09/08	06/08	03/08	03/09	03/08
Revenues	$8,524	$10,573	$5,582	$5,031	$4,757	$8,524	$4,757
Expenses
Property operating	4,247	6,679	2,128	1,720	1,802	4,247	1,802
General & administrative	189	403	90	79	19	189	19
Depreciation & amortization	3,174	3,022	1,302	1,344	1,345	3,174	1,345
Total expenses	7,610	10,104	3,520	3,143	3,166	7,610	3,166
Operating income	914	469	2,062	1,888	1,591	914	1,591
Interest expense	3,731	3,414	932	820	840	3,731	840
Net income (loss)	$(2,817)	$(2,945)	$1,130	$1,068	$751	$(2,817)	$751
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,534	$1,808	$1,692	$1,617	$1,466	$ 1,534	$1,466
Net income	$ (897)	$(696)	$596	$558	$394	$ (897)	$394
Depreciation (real estate related)	$ 1,166	$1,227	$635	$651	$652	$ 1,166	$652

 Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	03/31/09	12/31/08	09/30/08	06/30/08	3/31/08	Tanger’s Share as of 03/31/09
Assets
Investment properties at cost - net	$33,718	$34,068	$34,426	$34,965	$35,556	$16,859
Cash and cash equivalents	2,436	2,352	1,210	676	277	1,218
Deferred charges – net	493	528	575	640	706	247
Other assets	589	533	582	731	860	295
Total assets	$37,236	$37,481	$36,793	$37,012	$37,399	$18,619

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	199	199	--	--	158	100
Accounts payable & other liabilities	654	816	725	727	591	327
Total liabilities	26,103	26,265	25,975	25,977	25,999	13,052
Owners’ equity	11,133	11,216	10,818	11,035	11,400	5,567
Total liabilities & owners’ equity	$37,236	$37,481	$36,793	$37,012	$37,399	$18,619

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/09	12/08	09/08	06/08	03/08	03/09	03/08
Revenues	$1,771	$2,644	$1,903	$1,795	$1,848	$1,771	$1,848
Expenses
Property operating	685	694	582	615	712	685	712
General & administrative	3	6	2	6	3	3	3
Depreciation & amortization	613	615	610	607	606	613	606
Total expenses	1,301	1,315	1,194	1,228	1,321	1,301	1,321
Operating income	470	1,329	709	567	527	470	527
Interest expense	134	272	266	271	339	134	339
Net income	$ 336	$1,057	$443	$296	$188	$ 336	$188
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$541	$971	$659	$587	$567	$541	$567
Net income	$177	$538	$232	$158	$105	$177	$105
Depreciation (real estate related)	$297	$296	$295	$294	$292	$297	$292

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08	Tanger’s Share as of 03/31/09
Assets
Investment properties at cost - net	$ 255,174	$ 255,885	$ 3,443	$ 3,424	$ ---	$ 85,058
Construction in progress	---	---	226,031	181,246	134,756	---
Cash and cash equivalents	10,645	2,093	1,141	1,851	1,395	3,548
Deferred charges – net	5,814	5,895	4,822	4,900	727	1,938
Other assets	3,810	3,632	5,039	4,828	5,489	1,270
Total assets	$275,443	$267,505	$240,476	$196,249	$142,367	$ 91,814

Liabilities & Owners’ Equity
Mortgage payable	$262,919	$242,369	$198,739	$153,978	$112,199	$ 87,640
Construction trade payables	3,157	13,182	25,859	27,185	19,846	1,052
Accounts payable & other liabilities	6,344	6,414	4,343	4,764	6,418	2,114
Total liabilities	272,420	261,965	228,941	185,927	138,463	90,806
Owners’ equity	3,023	5,540	11,535	10,322	3,904	1,008
Total liabilities & owners’ equity	$275,443	$267,505	$240,476	$196,249	$142,367	$ 91,814

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	03/09	12/08	09/08	06/08	03/08	03/09	03/08
Revenues	$6,753	$4,855	$450	$42	$21	$6,753	$21
Expenses
Property operating	3,562	4,852	424	4	--	3,562	--
General & administrative	186	376	84	46	9	186	9
Depreciation & amortization	2,539	1,652	20	4	--	2,539	--
Total expenses	6,287	6,880	528	54	9	6,287	9
Operating income	466	(2,025)	(78)	(12)	12	466	12
Interest expense	3,597	2,588	30	6	--	3,597	--
Net income (loss)	$(3,131)	$(4,613)	$(108)	$(18)	$12	$(3,131)	$12
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,002	$ (123)	$(18)	$(2)	$4	$ 1,002	$4
Net income (loss)	$(1,065)	$(1,540)	$(36)	$(6)	$4	$(1,065)	$4
Depreciation (real estate related)	$ 868	$ 554	$ 7	$ 1	$--	$ 868	$--

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2009
	Principal Balance	Interest Rate	Maturity Date
Secured debt
Myrtle Beach Hwy 17 mortgage (1)	$ 35,800	Libor + 1.40%	4/7/10
Unsecured debt
Unsecured term loan credit facility (2)	235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities (3)	188,400	Libor + 0.60 – 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes (4)	149,500	3.75%	8/15/26
Net debt discounts	(9,533)
Total consolidated debt	$849,167
Tanger’s share of unconsolidated JV debt:
Wisconsin Dells	12,625	Libor + 1.30%	02/24/10
Deer Park (5)	87,640	Libor + 1.375 – 3.50%	5/17/11
Total Tanger’s share of unconsolidated JV debt	$100,265
(1)
In January 2009, we acquired the remaining 50% interest in the Myrtle Beach Hwy 17 joint venture, thus assuming the existing mortgage on the property.  In March 2005, the joint venture entered into an interest rate swap agreement for a notional amount of $35.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $35.8 million outstanding mortgage completed in April 2005.  The swap fixed the one month LIBOR rate at 4.59%.  This swap, combined with the current spread of 140 basis points on the mortgage, fixes the interest on $35.0 million of variable rate debt at 5.99% until March 15, 2010.

(2)
In July 2008, we entered into an interest rate swap agreement for a notional amount of $118.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swap fixed the one month LIBOR rate at 3.605%.  This swap, combined with the current spread of 160 basis points on the term loan facility, fixes our interest rate on $118.0 million of variable rate debt at 5.205% until April 1, 2011.  In September 2008, we entered into an additional interest rate swap agreement for a notional amount of $117.0 million.  The purpose of the swap was to fix the interest rate on the remaining portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swap fixed the one month LIBOR rate at 3.700%.  This swap combined with the current spread of 160 basis points on the term loan facility fixes our interest rate on $117.0 million of variable rate debt at 5.300% until April 1, 2011.

(3)
The company has six lines of credit with a borrowing capacity totaling $325.0 million, of which $25.0 million expires June 30, 2009, $260.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.

(4)
On January 1, 2009, we adopted the provisions of FSP APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”, which require us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006.  As a result of this adoption we recorded an initial debt discount of $15.0 million and the notes now have an effective interest rate of 6.11%.  FSP APB 14-1 was applied using retrospective treatment which means that prior periods have been restated.  As of March 31, 2009, the debt discount had a recorded value of $7.7 million.

(5)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option.  The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points.   As of March 31, 2009, the outstanding principle balances of the senior and mezzanine loans were $245.6 million and $15.0 million, respectively, and $23.4 million was available for funding of additional construction draw requests under the senior loan facility.  In June 2007, the joint venture entered into two interest rate swap agreements, the purpose of which was to fix the interest rate on the senior loan.  The first swap was for a notional amount of $49.0 million and fixed the one month LIBOR rate at 5.47%.  This swap, combined with the spread of 137.5 basis points, fixes the joint venture’s interest rate on $49.0 million of the variable rate debt at 6.845% until June 1, 2009.  The second swap fixed the one month LIBOR rate at 6.715% through June 1, 2009.  The notional amount of this swap is $121.0 million.  The escalation schedule was based on the projected outstanding balances of the senior loan.  In June 2008, the joint venture entered into an interest-only mortgage loan agreement with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011.  As of March 31, 2009, the outstanding principle balance under this mortgage was $2.3 million.

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2009
Year	Tanger Consolidated Payments	Tanger’s Share of Unconsolidated JV Payments	Total Scheduled Payments
2009	$ --	$ --	$ --
2010	35,800	12,625	48,425
2011	423,400	87,640	511,040
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	250,000		250,000
2016	--	--	--
2017	--	--	--
2018 & thereafter	(1) 149,500	--	149,500
	$858,700	$100,265	$958,965
Net Discount on Debt	(9,533)	--	(9,533)
	$849,167	$100,265	$949,432

Senior Unsecured Notes Financial Covenants (2)

As of March 31, 2009
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	53%	Yes
Total Secured Debt to Adjusted Total Assets	40%	2%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	186%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.65	Yes
(1)
Represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission..

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408